SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ] Preliminary Proxy Statement     [ ] Confidential, For Use of the Commission
                                        Only (as permitted by Rule 14a-6 (e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                  Liberty All-Star Equity Fund
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                  (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing fee (Check the appropriate box):
         [X] No fee required
         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

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         (2) Aggregate number of securities to which transaction applies:

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         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         (4) Proposed maximum aggregate value of transaction:

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         (5) Total fee paid:

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         [ ] Fee paid previously with preliminary materials:

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         [ ] Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)   Amount previously paid:

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         (2)  Form, Schedule or Registration Statement no.:

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         (3)   Filing Party:

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         (4)   Date Filed:

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



                          LIBERTY ALL-STAR EQUITY FUND
                              Federal Reserve Plaza
                           Boston, Massachusetts 02210
                                 (617) 722-6000

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 April 21, 1999

To the Shareholders of Liberty All-Star Equity Fund:

         NOTICE IS HEREBY GIVEN that the thirteenth Annual Meeting of Shareholders of Liberty All-Star Equity Fund (the "Fund") will be held in Room AV-1, 3rd Floor, Federal Reserve Plaza, 600 Atlantic Avenue, Boston, Massachusetts, on April 21, 1999 at 9:30 a.m., Boston time. The purpose of the Meeting is to consider and act upon the following matters:

         1. To elect two Trustees of the Fund.

         2. To approve the Fund's Portfolio Management Agreement with Boston Partners Asset Management, L.P.

         3. To ratify the selection by the Board of Trustees of KPMG Peat Marwick LLP as the Fund's independent auditors for the year ending December 31, 1999.

         4. To transact such other business as may properly come before the Meeting or any adjournments thereof.

         The Board of Trustees has fixed the close of business on February 22, 1999 as the record date for the determination of the shareholders of the Fund entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

         YOUR BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR ALL THE PROPOSALS.

                                    By order of the Board of Trustees



                                    John L. Davenport, Secretary

         YOUR VOTE IS IMPORTANT--PLEASE RETURN YOUR PROXY PROMPTLY.


         YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. WE URGE YOU, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, TO INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY.



February 23, 1999

                          LIBERTY ALL-STAR EQUITY FUND
                                 PROXY STATEMENT

                         Annual Meeting of Shareholders

                                 April 21, 1999

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of Liberty All-Star Equity Fund (the "Fund") to be used at the Annual Meeting of Shareholders of the Fund to be held on April 21, 1999 at 9:30 a.m. Boston time in Room AV-1, 3rd Floor, Federal Reserve Plaza, 600 Atlantic Avenue, Boston, Massachusetts, and at any adjournments thereof (such meeting and any adjournments being referred to as the "Meeting").

         The solicitation of proxies for use at the Meeting is being made primarily by the mailing on or about March 1, 1999 of this Proxy Statement and the accompanying proxy. Supplementary solicitations may be made by mail, telephone, telegraph or personal interview by officers and Trustees of the Fund and officers and employees of its manager, Liberty Asset Management Company ("Liberty Asset Management") and its affiliates. In addition, the Fund has retained Corporate Investor Communications, Inc. as agent to coordinate the distribution of proxy material to, and to solicit the return of proxies from, banks, brokers, nominees and other custodians at a fee of $6,500 plus out-of-pocket expenses. Authorization to execute proxies may be obtained through telephonically or electronically transmitted instructions. The expenses in connection with preparing this Proxy Statement and of the solicitation of proxies for the Meeting will be paid by the Fund. The Fund will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of shares. This Proxy Statement is accompanied by the Fund's 1998 Annual Report to Shareholders.

         The Meeting is being held to vote on the matters described below.

PROPOSAL 1. ELECTION OF TRUSTEES

         The Fund 's Board of Trustees is divided into three classes, each of which serves for three years. The term of office of one of the classes expires at the final adjournment of the Annual Meeting of Shareholders (or special meeting in lieu thereof) each year. Unless authority is withheld, the enclosed proxy will be voted for the election of John V. Carberry and James E. Grinnell as Trustees to hold office until the final adjournment of the Annual Meeting of Shareholders for the year 2002 (or special meeting in lieu thereof). Mr. Carberry was appointed a Trustee on June 30, 1998, and Mr. Grinnell has served as a Trustee since the commencement of the Fund's operations in 1986. Messrs. Carberry and Grinnell have consented to serve as Trustees following the Meeting if elected, and are expected to be able to do so. If either of them is unable or unwilling to do so at the time of the Meeting, proxies will be voted for such substitute as the Trustees may recommend (unless authority to vote for the election of Trustees has been withheld).

         Information about the nominees for election as a Trustee follows:




Name/Age and Address                    Principal Occupation During Past Five Years                 Fund Shares Owned(1)
--------------------                    -------------------------------------------                 --------------------
John V. Carberry (Age 51)(3)            Senior Vice President, Liberty Financial Companies,
Liberty Financial                       Inc. (since February, 1998); Managing Director,
Companies, Inc.                         Salomon Brothers, Inc. (December, 1974 to February,
600 Atlantic Avenue                     1998).                                                      1,000
Boston, MA  02210

James E. Grinnell (Age 69)(2)           Private investor (since November, 1988); President
22 Harbor Avenue                        and Chief Executive Officer, Distribution Management
Marblehead, MA  01945                   Systems, Inc. (1983 to May, 1986); Senior Vice
                                        President-Operations, The Rockport Company, importer
                                        and distributor of shoes (May, 1986 to November, 1988).    12,561


         The following Trustees continue to serve in such capacity until their terms of office expire and their successors are elected and qualified:

                                                         Principal Occupation
Name/Age and Address                                     During Past Five Years                     Fund Shares Owned(1)
--------------------                    ------------------------------------------------------      --------------------
Robert J. Birnbaum (Age 71)(2)          Retired (since January, 1994); Special Counsel,
313 Bedford Road                        Dechert, Price & Rhoads (September, 1988 to December,
Ridgewood, NJ  07450                    1993); President and Chief Operating Officer, New
                                        York Stock Exchange, Inc. (May, 1985 to June, 1988).
                                        Director of The Emerging Germany Fund (investment
                                        company).                                                   4,089

Richard W. Lowry (Age 61)(2)            Private investor (since August, 1987); Chairman and
10701 Charleston Drive                  Chief Executive Officer, U.S. Plywood Corporation,
Vero Beach, FL  32963                   manufacturer and distributor of wood products
                                        (August, 1985 to August, 1987).                             79,152(4)

                                                         Principal Occupation
Name/Age and Address                                     During Past Five Years                     Fund Shares Owned(1)
--------------------                    ------------------------------------------------------      --------------------
William E. Mayer (Age 58)(5)            Partner, Development Capital, LLC (since December,
500 Park Avenue, 5th Floor              1996); Dean, College of Business and Management,
New York, New York  10022               University of Maryland (October, 1992 to November,
                                        1996); Dean, Simon Graduate School of Business,
                                        University of Rochester (October, 1991 to July,
                                        1992). Director of Johns Manville Corporation
                                        (building products), Chart House Enterprises
                                        (restaurant/food) and Hambrecht & Quist Incorporated
                                        (broker-dealer).                                            500

John J. Neuhauser (Age 55)              Dean, Boston College School of Management (since
140 Commonwealth Avenue                 September, 1977). Director of Hyde Athletic
Chestnut Hill, MA  02167                Industries, Inc. (athletic footwear).                       110

-----------------------
(1) Shows all shares owned beneficially, directly or indirectly, on the record date for the Meeting. Such ownership includes voting and investment control. The Fund's Trustees and officers as a group then so owned less than 1% of the shares of the Fund outstanding.

(2) Member of the Audit Committee.

(3) "Interested person" of the Fund, as defined in the Investment Company Act of 1940, by reason of his positions with Liberty Financial Companies, Inc., the indirect parent of Liberty Asset Management, and its affiliates.

(4) Held by the trustee of a trust of which Mr. Lowry is the sole beneficiary.

(5) "Interested person" of the Fund, as defined in the Investment Company Act of 1940, by reason of his affiliation with Hambrecht & Quist Incorporated.


         As of February 22, 1999, John A. Benning, Assistant Secretary of the Fund, and other officers of Liberty Financial Companies, Inc. or its affiliates held 559,994 shares of the Fund, representing 0.59% of the outstanding shares, as co-trustees of the Liberty Financial Companies, Inc. Savings and Investment Plan as to which they share voting power.

         The term of office of Messrs. Birnbaum and Mayer will expire on final adjournment of the Annual Meeting (or special meeting in lieu thereof) in the year 2000, and the term of office of Messrs. Lowry and Neuhauser will expire on final adjournment of the Annual Meeting (or special meeting in lieu thereof) in 2001. Mr. Birnbaum has served as a Trustee since November,

1994, Messrs. Mayer and Neuhauser have served as Trustees since April, 1998, and Mr. Grinnell has served as a Trustee since the commencement of the Fund's operations in 1986. Messrs. Birnbaum, Carberry, Grinnell, Lowry, Meyer and Neuhauser are also trustees of Colonial Trusts I through VII (the "Colonial Trusts"), the umbrella trusts for an aggregate of 47 open-end funds (the "Colonial Funds") managed by Colonial Management Associates, Inc. ("Colonial"), or other affiliates of Liberty Asset Management, five closed-end funds managed by Colonial (the "Colonial Closed-End Funds"), LFC Utilities Trust, an open-end investment company managed by Stein Roe & Farnham Incorporated, another affiliate of Liberty Asset Management, LAMCO Trust I, the umbrella trust for Liberty All-Star Growth and Income Fund, an open-end multi-managed fund managed by Liberty Asset Management, Liberty Variable Investment Trust ("LVIT"), the umbrella trust for open-end funds managed by Colonial or its affiliates that serve as investment vehicles for variable annuities and variable life insurance products, and Liberty All-Star Growth Fund, Inc., another closed-end multi-managed fund managed by Liberty Asset Management.

         During 1998 the full Board of Trustees of the Fund held four meetings, and the Audit Committee, which is comprised of all the Trustees who are not "interested persons" of the Fund, met twice. All Trustees were present at all meetings.

         The Audit Committee makes recommendations to the full Board as to the firm of independent accountants to be selected, reviews the methods, scope and results of audits and fees charged by such accountants, and reviews the Fund's internal accounting procedures and controls. The Fund has no nominating or compensation committee.

Compensation

         Liberty Asset Management or its affiliates pay the compensation of all the officers of the Fund. In 1998, the Fund paid each Trustee not affiliated with Liberty Asset Management (the "independent Trustees") total fees of $14,000, consisting of a $5,000 retainer and meeting fees aggregating $9,000. The total fees accrued to the independent Trustees as a group during the year ended December 31, 1998 by the Fund were $70,000 and out-of-pocket expenses relating to their attendance at meetings were $2,319.

         The following table shows, for the year ended December 31, 1998, the compensation received from the Fund by each current Trustee, and the aggregate compensation paid to each current Trustee for service on the Board of Trustees of the Fund and the Board of Trustees or Directors of the Colonial Trusts, the Colonial Closed-End Funds, LFC Utilities Trust, LAMCO Trust I, LVIT and Liberty All-Star Growth Fund, Inc. (the "Liberty Funds Complex") comprised of an aggregate of 66 funds (including the Fund). The Fund has no bonus, profit sharing or retirement plans.


                             Aggregate Compensation       Total Compensation from the Liberty Funds
Name                         from the Fund                Complex (including the Fund)
----                         ----------------------       -----------------------------------------
Robert J. Birnbaum                   $14,000                                     $124,429


                             Aggregate Compensation       Total Compensation from the Liberty Funds
Name                         from the Fund                Complex (including the Fund)
----                         ----------------------       -----------------------------------------

John V. Carberry                     -0-                                         -0-

James E. Grinnell                    $14,000                                     $128,071

Richard W. Lowry                     $14,000                                     $123,214

William E. Mayer                     $14,000                                     $113,286

John J. Neuhauser                    $14,000                                     $130,323


         Beginning January 1, 1999, the aggregate of the fees to be paid to each Trustee by the Fund and by Liberty All-Star Growth Fund, Inc. and Liberty All-Star Growth and Income Fund, two other investment companies managed by Liberty Asset Management that have the same Board of Trustees or Directors as the Fund and hold their meetings concurrently with those of the Fund, will consist of a retainer of $10,000, plus a fee of $3,000 per meeting attended with a minimum of $15,000 per annum if less than five meetings are held and all meetings are attended. One third of the retainer and the fees for concurrently held meetings will be allocated among the Fund and the two other funds on a per fund basis, and the remaining two thirds will be allocated among the three funds based on their net assets.

Officers

         The following are the executive officers of the Fund, in addition to Mr. John V. Carberry who serves as Chairman of the Board of Trustees.

                                                                           Principal Occupation During
Name/Age and Address                           Position with Fund          Past Five Years
--------------------                           ------------------          ---------------------------
Richard R. Christensen (Age 65)                President and Chief         Chairman of the Board (since June,
Liberty Asset Management Company               Executive Officer           1998), President and Chief Executive
600 Atlantic Avenue                                                        Officer (January, 1995 to June, 1998),
Boston, MA 02210                                                           Liberty Asset Management; President,
                                                                           Liberty Investment Services, Inc. (April,
                                                                           1987 to March, 1995).

William R. Parmentier (Age 46)                 Vice President -            President and Chief Executive Officer (since
Liberty Asset Management Company               Chief Investment            June, 1998), Senior Vice President and Chief
600 Atlantic Avenue                            Officer                     Investment Officer (May, 1995 to June, 1998),
Boston, MA  02210                                                          Liberty Asset Management; Consultant (October,
                                                                           1994 to May, 1995); President, GQ Asset
                                                                           Management, Inc. (July, 1993 to October,
                                                                           1994); Assistant Treasurer, Grumman Corporation
                                                                           (December, 1974 to July, 1993).

                                                                           Principal Occupation During
Name/Age and Address                           Position with Fund          Past Five Years
--------------------                           ------------------          ---------------------------
Christopher S. Carabell (Age 34)               Vice President              Vice President-Investments, Liberty Asset
Liberty Asset Management Company                                           Management (since March, 1996); Associate
600 Atlantic Avenue                                                        Director, U.S. Equity Research of Rogers Casey &
Boston, MA  02210                                                          Associates, investment consultants (January, 1995
                                                                           to February, 1996); Director of Investments, Boy
                                                                           Scouts of America (June, 1990 to January, 1995).

Davey S. Scoon (Age 51)                        Vice President              Vice President, Colonial Trusts (since June,
Colonial Management                                                        1993); Executive Vice President (since July,
Associates, Inc.                                                           1993), Senior Vice President and Treasurer
One Financial Center                                                       (March, 1985 to July, 1993), Colonial.
Boston, MA  02111

Timothy J. Jacoby (Age 46)                     Treasurer                   Senior Vice President, Fund Administration,
Colonial Management                                                        Colonial (since September, 1996); Senior Vice
Associates, Inc.                                                           President, Fidelity Accounting and Custody
One Financial Center                                                       Services (October, 1993 to September, 1996);
Boston, MA  02111                                                          Assistant Treasurer, Fidelity Group of Funds
                                                                           (August, 1990 to September, 1993).

J. Kevin Connaughton (Age 34)                  Controller                  Controller and Chief Accounting Officer of the
Colonial Management                                                        Colonial Trusts and Vice President of Colonial
Associates, Inc.                                                           (since February, 1998); Senior Tax Manager,
245 Summer Street                                                          Coopers & Lybrand, LLP (April, 1996 to January,
Boston, MA  02210                                                          1998); Vice President, 440 Financial Group/First
                                                                           Data Investor Services Group (March, 1994 to
                                                                           April, 1996); Vice President, The Boston
                                                                           Company (subsidiary of Mellon Bank) (December,
                                                                           1993 to March, 1994).

John L. Davenport (Age 62)                     Secretary                   Vice President and Associate General Counsel,
Liberty Financial Companies, Inc.                                          Liberty Financial Companies, Inc. and predecessor
600 Atlantic Avenue                                                        (since January, 1984).
Boston, MA  02210

         Mr. Christensen has served as President of the Fund since November 30, 1994; Mr. Carberry has served as Chairman of the Board since June 30, 1998; Mr. Parmentier has served as Vice President - Chief Investment Officer since April 18, 1996; Messrs. Carabell and Scoon were elected Vice Presidents on April 17, 1997 and December 18, 1998, respectively; Mr. Jacoby was appointed Treasurer effective October 10, 1996; Mr. Connaughton was elected Controller on April 23, 1998; and Mr. Davenport has served as Secretary since May 27, 1994. Mr. Carberry is a Trustee of, and Messrs. Scoon, Jacoby and Connaughton hold the same offices with, Liberty All-Star Growth Fund, Inc., the Colonial Trusts, the Colonial Closed-End Funds, LVIT and LAMCO Trust I, and Messrs. Christensen, Parmentier, Carabell and Davenport hold the same offices with Liberty All-Star Growth Fund, Inc. and LAMCO Trust I. Each officer of the Fund serves at the pleasure of the Board of Trustees.

PROPOSAL 2. TO APPROVE PORTFOLIO MANAGEMENT AGREEMENT WITH BOSTON PARTNERS ASSET MANAGEMENT, L.P.

Background - The Multi-Manager Methodology

         The Fund allocates its portfolio assets on an approximately equal basis among a number of independent investment management firms ("Portfolio Managers") recommended by Liberty Asset Management, currently five in number, each of which employs a different investment style, and from time to time rebalances the portfolio among the Portfolio Managers so as to maintain an approximately equal allocation of the portfolio among them throughout all market cycles. The Fund's multi-manager methodology is based on the premise that most investment management firms consistently employ a distinct investment style which causes them to emphasize stocks with particular characteristics, and that, because of changing investor preferences, any given investment style will move into and out of market favor and will result in better performance under certain market conditions but poorer performance under other conditions. The Fund's multi-manager methodology seeks to achieve more consistent and less volatile performance over the long-term than if a single Portfolio Manager were employed.

         The Portfolio Managers recommended by Liberty Asset Management represent a blending of different styles which, in its opinion, is appropriate for the Fund's investment objective and which is sufficiently broad so that at least one of such styles can reasonably be expected to be in relative market favor in all reasonably foreseeable market conditions. Liberty Asset Management continuously analyses and evaluates the investment performance and portfolios of the Fund's Portfolio Managers and from time to time recommends changes in the Portfolio Managers. Such recommendations could be based on factors such as a change in a Portfolio Manager's investment style or a Portfolio Manager's divergence from the investment style for which it was selected, changes deemed by Liberty Asset Management to be potentially adverse in a Portfolio Manager's personnel or ownership or other structural or organizational changes affecting the Portfolio Manager, or a deterioration in a Portfolio Manager's investment performance when compared to that of other investment management firms employing similar investment styles. Portfolio Manager changes may also be made to change the mix of investment styles employed by the Fund's Portfolio Managers. Portfolio Manager changes, as well as rebalancings of the Fund's portfolio among the Portfolio Managers, may result in portfolio turnover in excess of what would otherwise be the case. Increased portfolio turnover results in increased brokerage commission and transaction costs, and may result in the recognition of additional capital gains.

New Portfolio Manager

         Due to changes in the investment personnel of Palley-Needelman Asset Management, Inc. ("Palley-Needelman"), a Portfolio Manager of the Fund since July, 1993 whose portfolio management agreement with the Fund had been ratified by shareholders on April 27, 1994, and other related factors, Liberty Asset Management in early 1998 determined to replace Palley-Needelman with another Portfolio Manager practicing a similar large-capitalization value investment style. Liberty Asset Management first analyzed information regarding the personnel, investment process and performance of a large number of investment management firms practicing such an investment style, ultimately reducing the number of potential candidates to three. Liberty Asset Management then analyzed the three candidates in terms of their historic returns, volatility and portfolio characteristics when combined with those of the Fund's four other Portfolio Managers. Based on the foregoing and on Liberty Asset Management's qualitative analysis, Liberty Asset Management recommended, and the Board of Trustees on April 23, 1998 approved, the termination of the Fund's portfolio management agreement with Palley-Needelman Asset Management, Inc. and its replacement with Boston Partners Asset Management, L.P. ("Boston Partners"), effective May 11, 1998.

         Boston Partners, 28 State Street, 21st Floor, Boston, Massachusetts 02109, was founded in April, 1995 by three former principal officers of The Boston Company Asset Management, Inc. Boston Partners is a limited partnership of which the sole general partner is Boston Partners, Inc., 28 State Street, 21st Floor, Boston, Massachusetts 02109. As of December 31, 1998, Boston Partners had over $16 billion in assets under management. See Appendix A for further information about Boston Partners.

         Mr. Mark E. Donovan, Chairman of Boston Partners' Equity Strategy Committee, manages that portion of the Fund's portfolio assigned to Boston Partners. Prior to joining Boston Partners, Mr. Donovan was Senior Vice President and Equity Portfolio Manager of The Boston Company Asset Management, Inc., with which firm he had been associated for over five years. Mr. Donovan is a Chartered Financial Analyst with over 15 years of investment experience.

         Reference is made to MANAGEMENT - Portfolio Transactions and Brokerage below for the direction by the Fund's Portfolio Managers, including Boston Partners, of Fund portfolio transactions to broker-dealers that make certain research services available to Liberty Asset Management.

         Under the terms of an exemptive order issued to the Fund and Liberty Asset Management by the Securities and Exchange Commission, the Fund may enter into a portfolio management agreement with a new or additional Portfolio Manager recommended by Liberty Asset Management in advance of shareholder approval, provided that the new agreement is at a fee no higher than that provided in, and is on other terms and conditions substantially similar to, the Fund's agreements with its other Portfolio Managers, and that its continuance is subject to approval by shareholders at the Fund's regularly scheduled annual meeting next following the date of the portfolio management agreement with the new or additional Portfolio Manager. Accordingly, the Fund's portfolio management agreement with Boston Partners is being submitted for shareholder approval at the Meeting.

Terms of Portfolio Management Agreement with Boston Partners

         The portfolio management agreement with Boston Partners is at the same fee rates and is on other terms and conditions substantially similar to those of the portfolio management agreements with the Fund's four other Portfolio Managers. A copy of the portfolio management agreement with Boston Partners is attached to this proxy statement as Appendix B.

         Under the Fund's portfolio management agreements (including that with Boston Partners), each Portfolio Manager has discretionary investment authority (including the selection of brokers and dealers for the execution of the Fund's portfolio transactions) with respect to the portion of the Fund's assets allocated to it by Liberty Asset Management from time to time, subject to the Fund's investment objective and policies, to the supervision and control of the Trustees, and to instructions from Liberty Asset Management. The Portfolio Managers are required to use their best professional judgment in making timely investment decisions for the Fund. The Portfolio Managers, however, will not be liable for actions taken or omitted in good faith and believed to be within the authority conferred by their portfolio management agreements and without willful misfeasance, bad faith or gross negligence.

         From the fund management fees it receives from the Fund (0.80% per annum of the Fund's average weekly net asset value up to $400 million, 0.72% per annum of such average weekly net asset value exceeding $400 million up to $800 million, 0.648% of such average weekly net asset value exceeding $800 million up to $1.2 billion, and 0.584% of such average weekly net asset value in excess of $1.2 billion), Liberty Asset Management pays each of the Fund's Portfolio Managers 0.40% per annum of the average weekly net asset value of the portion of the Fund's assets managed by that Portfolio Manager, with such rate reduced to 0.36% per annum of the Portfolio Managers' allocable portions of the Fund's average weekly net asset value in excess of $400 million up to $800 million, 0.324% of their allocable portions of such average weekly net asset value exceeding $800 million up to $1.2 billion, and 0.292% of their allocable portions of such average weekly net asset value exceeding $1.2 billion.
As at February 16, 1999, the Fund's net assets were $1,311,000,000.

         If approved by shareholders at the Meeting, the Portfolio Management Agreement with Boston Partners will remain in effect until July 31, 1999, and will continue thereafter until terminated by the Fund or the Portfolio Manager, provided such continuance is approved at least annually by the Board of Trustees, including a majority of the independent Trustees, or by the vote of a "majority of the outstanding voting securities" (as defined under Required Vote below) of the Fund.

Required Vote

         Approval of the portfolio management agreement with Boston Partners requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which, under the Investment Company Act of 1940, means the affirmative vote of the lesser of
(a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares. See INFORMATION ABOUT THE MEETING below.

         In the event that the shareholders of the Fund fail to approve the portfolio management agreement with Boston Partners, the agreement will terminate and Liberty Asset Management will cause the portfolio assets under management by Boston Partners to be reallocated to one or more of the other Portfolio Managers or invested in money market instruments or other cash equivalent holdings pending the reappointment of Boston Partners or the appointment of a new Portfolio Manager.

         The Board of Trustees unanimously recommends that the shareholders vote FOR approval of the portfolio management agreement with Boston Partners.

PROPOSAL 3. RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

         By vote of the Board of Trustees, including the vote of the non-interested Trustees, the firm of KPMG Peat Marwick LLP has been selected as independent auditors for the Fund for the year ending December 31, 1999. Such selection is being submitted to the shareholders for ratification. The employment of KPMG Peat Marwick LLP is conditioned on the right of the Fund by majority vote of its shareholders to terminate such employment. Such firm has acted as independent auditors for the Fund since its commencement of operations in 1986.

         The services provided by the Fund 's independent auditors include examination of its annual financial statements, assistance and consultation in connection with Securities and Exchange Commission filings, and review of the Fund 's annual federal income tax returns. Representatives of KPMG Peat Marwick LLP are expected to be present at the Meeting and will be given the opportunity to make a statement if they should so desire.

OTHER BUSINESS

         The Board of Trustees knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention of the Board that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein as proxies.

MANAGEMENT

         Liberty Asset Management, 600 Atlantic Avenue, Boston, Massachusetts 02210, is the Fund's manager. Liberty Asset Management is an indirect wholly-owned subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), the address of which is also 600 Atlantic Avenue, Boston, Massachusetts 02210. Approximately 72% of the common stock of Liberty Financial is owned through subsidiaries by Liberty Mutual Insurance Company, Boston, Massachusetts, and the balance is listed on the New York Stock Exchange. Liberty Asset Management's Chief Executive Officer is William R. Parmentier (see PROPOSAL 1 - Officers), and its Board of Directors is comprised of Richard R. Christensen, Chairman of the Board of Liberty Asset Management and President of the Fund, and Kenneth R. Leibler, C. Allen Merritt Jr. and Lindsay Cook, officers of Liberty Financial. Pursuant to its fund management agreement with the Fund, Liberty Asset Management implements and operates the Fund's multi-manager methodology described under PROPOSAL 2 above and has overall supervisory responsibility for the general management and investment of the Fund 's securities portfolio, subject to the Fund's investment objective and policies and any directions of the Trustees.

         Liberty Asset Management is also responsible under the Fund Management Agreement for the provision of administrative services to the Fund, including the provision of office space, shareholder and broker-dealer communications, compensation of all officers and employees of the Fund who are officers or employees of Liberty Asset Management or its affiliates, and supervision of transfer agency, dividend disbursing, custodial and other services provided by others. Certain of Liberty Asset Management's administrative responsibilities to the Fund have been delegated to its affiliate, Colonial Management Associates, Inc., One Financial Center, Boston, Massachusetts 02111. For its administrative services the Fund pays Liberty Asset Management an annual fee at the rate of 0.20% of the Fund's average weekly net asset value up to $400 million, 0.18% of such average weekly net asset value exceeding $400 million up to $800 million, 0.162% of such average weekly net asset value exceeding $800 million up to $1.2 billion, and 0.146% of such average weekly net asset value in excess of $1.2 billion. This administrative service fee is in addition to the fund management fees paid by the Fund to Liberty Asset Management described on page 9.

         The names and addresses of the Fund's current Portfolio Managers, in addition to Boston Partners, are as follows:

         J.P. Morgan Investment          Westwood Management Corporation
              Management Inc.            300 Crescent Court
         522 Fifth Avenue                Dallas, TX  75201
         New York, NY  10036

         Oppenheimer Capital             Wilke/Thompson Capital Management, Inc.
         Oppenheimer Tower               3800 Norwest Center
         World Financial Center          90 South Seventh Street
         New York, NY  10281             Minneapolis, MN  55402

Portfolio Transactions and Brokerage

         Each of the Fund's Portfolio Managers has discretion to select brokers and dealers to execute portfolio transactions initiated by the Portfolio Manager for the portion of the Fund's portfolio assets allocated to it, and to select the markets in which such transactions are to be executed. The portfolio management agreements with the Fund provide, in substance, that in executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the Portfolio Manager is to seek to obtain best net price and execution for the Fund.

         The Portfolio Managers are authorized to cause the Fund to pay a commission to a broker or dealer who provides research products and services to the Portfolio Manager for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Portfolio Managers must determine in good faith, however, that such commission was reasonable in relation to the value of the research products and services provided to them, viewed in terms of that particular transaction or in terms of all the client accounts (including the Fund) over which the Portfolio Manager exercises investment discretion. It is possible that certain of the services received by a Portfolio Manager attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Portfolio Manager.

         In addition, under their portfolio management agreements with the Fund and Liberty Asset Management, the Portfolio Managers, in selecting brokers or dealers to execute portfolio transactions for the Fund, are authorized to consider (and Liberty Asset Management may request them to consider) brokers or dealers that provide to Liberty Asset Management, directly or through third parties, research products or services such as research reports; subscriptions to financial publications and research compilations; portfolio analyses; economic reports; compilations of securities prices, earnings, dividends and other data; computer hardware and software, quotation equipment and services used for research; and services of economic or other consultants. The commissions paid on such transactions may exceed the amount of commission another broker would have charged for effecting that transaction. Research products and services made available to Liberty Asset Management include performance and other qualitative and quantitative data relating to investment managers in general and the Portfolio Managers in particular; data relating to the historic performance of categories of securities associated with particular investment styles; mutual fund portfolio and performance data; data relating to portfolio manager changes by pension plan fiduciaries; and related computer hardware and software, all of which are used by Liberty Asset Management in connection with its selection and monitoring of Portfolio Managers, the assembly of an appropriate mix of investment styles, and the determination of overall portfolio strategies. These research products and services may also be used by Liberty Asset Management in connection with its management of Liberty All-Star Growth Fund, Inc., Liberty All-Star Growth and Income Fund and other multi-managed clients of Liberty Asset Management. In instances where Liberty Asset Management receives from or through brokers and dealers products or services which are used both for research purposes and for administrative or other non-research purposes, Liberty Asset Management makes a good faith effort to determine the relative proportions of such products or services which may be considered as investment research, based primarily on anticipated usage, and pays for the costs attributable to the non-research usage in cash.

         Liberty Asset Management from time to time reaches understandings with each of the Fund's Portfolio Managers as to the amount of the Fund's portfolio transactions initiated by such Portfolio Manager that are to be directed to brokers and dealers which provide or make available research products and services to Liberty Asset Management and the commissions to be charged to the Fund in connection therewith. These amounts may differ among the Portfolio Managers based on the nature of the market for the types of securities managed by them and other factors.

         Although the Fund does not permit a Portfolio Manager to act or have a broker-dealer affiliate act as broker for Fund portfolio transactions initiated by it, the Portfolio Managers are permitted to place Fund portfolio transactions initiated by them with another Portfolio Manager or its broker-dealer affiliate for execution on an agency basis, provided the commission does not exceed the usual and customary broker's commission being paid to other brokers for comparable transactions and is otherwise in accordance with the Fund's procedures adopted pursuant to Rule 17e-1 under the Investment Company Act. During 1998 no Fund portfolio transactions were placed with any Portfolio Manager or its affiliate.

INFORMATION ABOUT THE MEETING

         All proxies solicited by the Board of Trustees which are properly executed and returned in time to be voted at the Meeting will be voted at the Meeting in accordance with the instructions thereon. If no specification is made on a proxy, it will be voted FOR the election as Trustee of the nominees named under Proposal 1, FOR approval of the Fund's portfolio management agreement with Boston Partners, and FOR ratification of the Board's selection of the Fund's independent auditors for 1999. Any proxy may be revoked at any time prior to its use by written notification received by the Fund's Secretary, by the execution of a later-dated proxy, or by attending the Meeting and voting in person.

         The election of the Trustees is by plurality vote. Approval of the portfolio management agreement with Boston Partners requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, as defined under PROPOSAL 2 - Required Vote above. Ratification of the selection of the Fund 's independent auditors requires the affirmative vote of a majority of the shares voting thereon, provided more than 50% of the outstanding shares are present or represented at the Meeting. Only shareholders of record may vote.

         Broker-dealer firms holding Fund shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each proposal before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, if no instructions have been received prior to the date specified in such broker-dealer firm's request for voting instructions, the broker-dealer firms may grant authority to the proxies designated by the Fund to vote for the election of the Trustees, for approval of the portfolio management agreements with Boston Partners, and for the ratification of the selection of the Fund 's independent auditors.

         The shares as to which the Fund is granted authority by broker-dealer firms to vote on the election of Trustees, as well as shares as to which properly executed proxies are returned by the record shareholders, will be counted as represented at the Meeting. Because of the effect of the New York Stock Exchange rules referred to above, the failure of any Fund shareholder whose shares are held in "street name" by a broker-dealer firm to timely furnish his or her instructions on how to vote such shares on the election of the Trustees, the approval of the new portfolio management agreement and the ratification of the selection of independent auditors will have the same effect as a vote for such proposals. An abstention on the approval of the new portfolio management agreement will have the same effect as vote against such proposals, and the withholding of a vote on the election of the Trustees or an abstention on the ratification of the selection of auditors will have no effect on such proposals.

         All shareholders of record on February 22, 1999 are entitled to one vote for each share held. As of that date 94,996,908 shares of beneficial interest of the Fund were issued and outstanding. Based on filings made by such holders pursuant to Sections 13(d) and 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act"), the following entities owned beneficially more than five percent of the outstanding shares of the Fund:

                                                                 Percent of
Name and Address                      No. of Shares Owned        Outstanding Shares
----------------                      -------------------        ------------------
Liberty Mutual Insurance
  Company and Liberty Mutual
  Fire Insurance Company
175 Berkeley Street
Boston, MA  02117                     7,263,996 shares           7.65%

         Liberty Mutual Insurance Company ("Liberty Mutual") and Liberty Mutual Fire Insurance Company ("Liberty Fire") have sole voting and investment power with respect to 6,493,870 and 770,126 shares, respectively. Liberty Mutual and Liberty Fire are mutual insurance companies having identical Boards of Directors and certain common executive officers. Liberty Mutual indirectly owns a majority of the outstanding common stock of Liberty Financial, which indirectly owns all of the stock of Liberty Asset Management (see MANAGEMENT above). To the knowledge of the Fund, on the record date for the Meeting no other shareholder owned beneficially, as defined by Rule 13d-3 under the Exchange Act, more than 5% of the outstanding shares of the Fund.

         In the event a quorum is present at the Meeting but sufficient votes to approve any of the above proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals referred to above prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such adjournment and will vote those proxies required to be voted for rejection of such proposal against any such adjournment.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Exchange Act requires the Fund 's Trustees and officers and persons who own more than ten percent of the Fund's outstanding shares and certain officers and directors of Liberty Asset Management (collectively, "Section 16 reporting persons"), to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of Fund shares. Section 16 reporting persons are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file. During 1998, reports of their subscriptions to the Fund's 1998 rights offerings of Messrs. Birnbaum,

Christensen, Grinnell, John A. Benning and Lindsay Cook, officers or directors of Liberty Asset Management, and Harold V. Cogger, a former Trustee, and initial reports of ownership due following the election or appointment of Messrs. Connaughton, Neuhauser, Mayer and Scoon as Trustees or officers of the Fund, were filed late.

         To the Fund 's knowledge, based solely on a review of the copies of such reports furnished to the Fund and on representations that no other reports were required, during the year ended December 31, 1998, all other Section 16 reporting persons complied with all Section 16(a) filing requirements applicable to them.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

         Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Fund 's proxy material for a particular annual shareholders meeting. Under the foregoing proxy rules, proposals submitted for inclusion in the proxy material for the 1998 Annual Meeting must be received by the Fund on or before October 26, 1999. The fact that the Fund receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy material, since there are other requirements in the proxy rules relating to such inclusion.

February 23, 1999

                                   APPENDIX A

         Boston Partners Asset Management, L.P. ("Boston Partners") is also a Portfolio Manager of Liberty All-Star Equity Fund, Variable Series and Liberty All-Star Growth and Income Fund, open-end multi-managed investment companies managed by Liberty Asset Management Company that have the same investment objectives and policies, and the same Portfolio Managers, as Liberty All-Star Equity Fund. The net assets of Liberty All-Star Equity Fund, Variable Series as of December 31, 1998 were $44,978,013, and the net assets of Liberty All-Star Growth and Income Fund, a newly organized fund, will be approximately $3 million on or about March 1, 1999. Boston Partners manages approximately one fifth of each fund's portfolio. Boston Partners receives from Liberty Asset Management a portfolio management fee at the annual rate of 0.30% of the daily average net asset value of the portion of each fund's portfolio managed by it.

                                   APPENDIX B


                         PORTFOLIO MANAGEMENT AGREEMENT


                                  May 11, 1998



Boston Partners Asset Management, L.P.
One Financial Center
Boston, Massachusetts  02111

         Re:       Portfolio Management Agreement
                   ------------------------------

Ladies and Gentlemen:

         Liberty All-Star Equity Fund (the "Fund") is a diversified closed-end investment company registered under the Investment Company Act of 1940 (the "Act"), and is subject to the rules and regulations promulgated thereunder.

         Liberty Asset Management Company (the "Fund Manager") evaluates and recommends portfolio managers for the Fund and is responsible for the day-to-day corporate management and Fund administration of the Fund.

         l. Employment as a Portfolio Manager. The Fund being duly authorized hereby employs Boston Partners Asset Management, L.P. (the "Portfolio Manager") as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of the Fund which the Fund Manager determines to assign to the Portfolio Manager (those assets being referred to as the "Fund Account"). The Fund Manager may, from time to time, make additions to and withdrawals from the Fund Account.

         2. Acceptance of Employment; Standard of Performance. The Portfolio Manager accepts its employment as a discretionary portfolio manager and agrees to use its best professional judgment to make timely investment decisions for the Fund Account in accordance with the provisions of this Agreement.

         3. Portfolio Management Services of Portfolio Manager. In providing portfolio management services to the Fund Account, the Portfolio Manager shall be subject to the investment objectives, policies and restrictions of the Fund as set forth in its current registration statement under the Act (as the same may be modified from time to time), and the investment restrictions set forth in the Act and the Rules thereunder (as and to the extent set forth in such registration statement or in other documentation furnished to the Portfolio Manager by the Fund or the Fund Manager), to the supervision and control of the Trustees of the Fund (the "Trustees"), and to instructions from the Fund Manager. The Portfolio Manager shall not, without the prior approval of the Fund or the Fund Manager, effect any transactions which would cause the Fund Account, treated as a separate fund, to be out of compliance with any of such restrictions or policies.

         4. Transaction Procedures. All portfolio transactions for the Fund Account will be consummated by payment to or delivery by the custodian of the assets of the Fund appointed by the Fund from time to time (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, as custodian for the Fund, of all cash and/or securities due to or from the Fund Account, and the Portfolio Manager shall not have possession or custody thereof or any responsibility or liability with respect to such custody. The Portfolio Manager shall advise and confirm to the Custodian all investment orders for the Fund Account placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as amended from time to time). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Portfolio Manager. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Portfolio Manager shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

    5. Allocation of Brokerage. The Portfolio Manager shall have authority and discretion to select brokers and dealers to execute portfolio transactions initiated by the Portfolio Manager, and to select the markets on or in which the transaction will be executed.

                  A. In doing so, the Portfolio Manager's primary responsibility shall be to seek to obtain best net price and execution for the Fund. However, this responsibility shall not obligate the Portfolio Manager to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Portfolio Manager reasonably believes that the broker or dealer selected by it can be expected to obtain a "best execution" market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Portfolio Manager viewed in terms of either that particular transaction or of the Portfolio Manager's overall responsibilities with respect to its clients, including the Fund, as to which the Portfolio Manager exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

                  B. Subject to the requirements of paragraph A above, the Fund Manager shall have the right to request that transactions giving rise to brokerage commissions shall be executed by brokers and dealers, to be agreed upon between the Fund Manager and the Portfolio Manager, that provide brokerage or research services to the Fund or the Fund

         Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Fund Account. Notwithstanding any other provision of this Agreement, the Portfolio Manager shall not be responsible under paragraph A above with respect to transactions executed through any such broker or dealer.

                  C. The Portfolio Manager shall not execute any portfolio transactions for the Fund Account with a broker or dealer which is an "affiliated person" (as defined in the Act) of the Fund, the Portfolio Manager or any other Portfolio Manager of the Fund without the prior written approval of the Fund. The Fund will provide the Portfolio Manager with a list of brokers and dealers which are "affiliated persons" of the Fund or its Portfolio Managers.

         6. Proxies. The Fund will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund Account may be invested from time to time. At the request of the Fund, the Portfolio Manager shall provide the Fund with its recommendations as to the voting of such proxies.

         7. Fees for Services. The compensation of the Portfolio Manager for its services under this Agreement shall be calculated and paid by the Fund Manager in accordance with the attached Schedule C. Pursuant to the Fund Management Agreement between the Fund and the Fund Manager, the Fund Manager is solely responsible for the payment of fees to the Portfolio Manager, and the Portfolio Manager agrees to seek payment of its fees solely from the Fund Manager.

         8. Other Investment Activities of Portfolio Manager. The Fund acknowledges that the Portfolio Manager or one or more of its affiliates has investment responsibilities, renders investment advice to and performs other investment advisory services for other individuals or entities ("Client Accounts"), and that the Portfolio Manager, its affiliates or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts ("Affiliated Accounts"). Subject to the provisions of paragraph 2 hereof, the Fund agrees that the Portfolio Manager or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Client Accounts and Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Fund Account, provided that the Portfolio Manager acts in good faith, and provided further, that it is the Portfolio Manager's policy to allocate, within its reasonable discretion, investment opportunities to the Fund Account over a period of time on a fair and equitable basis relative to the Client Accounts and the Affiliated Accounts, taking into account the cash position and the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Fund acknowledges that one or more Client Accounts and Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund Account may have an interest from time to time, whether in transactions which involve the Fund Account or otherwise. The Portfolio Manager shall have no obligation to acquire for the Fund Account a position in any investment which any Client Account or Affiliated Account may acquire, and the Fund shall have no first refusal, coinvestment or other rights in respect of any such investment, either for the Fund Account or otherwise.

         9. Limitation of Liability. The Portfolio Manager shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Fund, provided, however, that such acts or omissions shall not have resulted from the Portfolio Manager's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Portfolio Manager in its actions under this Agreement or breach of its duty or of its obligations hereunder (provided, however, that the foregoing shall not be construed to protect the Portfolio Manager from liability in violation of
Section 17(i) of the Act).

         10. Confidentiality. Subject to the duty of the Portfolio Manager and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Fund Account and the actions of the Portfolio Manager and the Fund in respect thereof.

         11. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Portfolio Manager shall notify the Fund in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and whether to take the steps necessary to enter into a new contract with the Portfolio Manager.

         12. Representations, Warranties and Agreements of the Fund. The Fund represents, warrants and agrees that:

                  A. The Portfolio Manager has been duly appointed to provide investment services to the Fund Account as contemplated hereby.

                  B. The Fund will deliver to the Portfolio Manager a true and complete copy of its then current registration statement as effective from time to time and such other documents governing the investment of the Fund Account and such other information as is necessary for the Portfolio Manager to carry out its obligations under this Agreement.

         13. Representations, Warranties and Agreements of the Portfolio Manager. The Portfolio Manager represents, warrants and agrees that:

                  A. It is registered as an "Investment Adviser" under the Investment Advisers Act of 1940 ("Advisers Act").

                  B. It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Act and the Rules thereunder, the records identified in Schedule B (as Schedule B may be amended from time to time). The Portfolio Manager agrees that such records are the property of the Fund, and will be surrendered to the Fund promptly upon request.

                  C. It will adopt a written code of ethics complying with the requirements of Rule l7j-l under the Act. Within 45 days of the end of each year while this Agreement is in effect, an officer or general partner of the Portfolio Manager shall certify to the Fund that the Portfolio Manager has complied with the requirements of Rule l7j-l during the previous year and that there has been no violation of its code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation.

                  D. Upon request, the Portfolio Manager will promptly supply the Fund with any information concerning the Portfolio Manager and its stockholders, employees and affiliates which the Fund may reasonably require in connection with the preparation of its registration statement, proxy material, reports and other documents required to be filed under the Act, the Securities Act of 1933, or other applicable securities laws.

                  E. Reference is hereby made to the Declaration of Trust dated August 20, 1986 establishing the Fund, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The name Liberty All-Star Equity Fund refers to the Trustees under said Declaration of Trust, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Fund shall be held to any personal liability hereunder or in connection with the affairs of the Fund, but only the trust estate under said Declaration of Trust is liable under this Agreement. Without limiting the generality of the foregoing, neither the Portfolio Manager nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Fund or of any successor of the Fund, whether such liability now exists or is hereafter incurred for claims against the trust estate, but shall look for payment solely to said trust estate, or the assets of such successor of the Fund.

         14. Amendment. This Agreement may be amended at any time, but only by written agreement among the Portfolio Manager, the Fund Manager and the Fund, which amendment, other than amendments to Schedules A and B, is subject to the approval of the Trustees and the Shareholders of the Fund as and to the extent required by the Act.

         15. Effective Date; Term. This Agreement shall continue in effect until July 31, 1998 and shall continue in effect thereafter provided such continuance is specifically approved at least annually by (i) the Fund's Board of Trustees or (ii) a vote of a "majority" (as defined in the Act) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval, and provided further that, in accordance the conditions of the application of the Fund and the Fund Manager for an exemption from Section 15(a) of the Act (Rel. Nos. IC 19436 and 19491), the continuance of this Agreement shall be subject to approval by the such "majority" vote of the Fund's outstanding voting securities at the regularly scheduled annual meeting of the shareholders of the Fund next following the date of this Agreement. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Act and the Rules and Regulations thereunder.

         16. Termination. This Agreement may be terminated by any party, without penalty, immediately upon written notice to the other parties in the event of a breach of any provision thereof by a party so notified, or otherwise upon not less than thirty (30) days' written notice to the Portfolio Manager in the case of termination by the Fund or the Fund Manager, or ninety (90) days' written notice to the Fund and the Fund Manager in the case of termination by the Portfolio Manager, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other parties.

         17. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.

         18. Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement, and such term or condition except to such extent or in such application, shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent and in the broadest application permitted by law.

                                        LIBERTY ALL-STAR EQUITY FUND


                                        By: /s/ Richard R. Christensen
                                            ------------------------------------
                                        Title:  President
                                              ----------------------------------

                                        LIBERTY ASSET MANAGEMENT COMPANY


                                        By:  /s/ William R. Parmentier
                                             -----------------------------------
                                        Title:   Senior Vice President
                                             -----------------------------------


ACCEPTED:

BOSTON PARTNERS ASSET
     MANAGEMENT, L.P.

By:  Boston Partners, Inc. (d/b/a BPAM, Inc. in CA)
        the General Partner


By:  /s/  William J. Kelly
     --------------------------------------
     William J. Kelly, Treasurer

SCHEDULES:  A.  Operational Procedures (omitted)
            B.  Record Keeping Requirements (omitted)
            C.  Fee Schedule

                          LIBERTY ALL-STAR EQUITY FUND


                         Portfolio Management Agreement

                                   SCHEDULE C
                                   ----------

                              PORTFOLIO MANAGER FEE
                              ---------------------


         For services provided to the Fund Account, the Fund Manager will pay to the Portfolio Manager, on or before the 10th day of each calendar month, a monthly fee for the previous calendar month in the amount of 1/12th of: 0.40% of the amount obtained by multiplying the Portfolio Manager's Percentage (as hereinafter defined) times the Average Total Fund Net Assets (as hereinafter defined) up to $400 million; 0.36% of the amount obtained by multiplying the Portfolio Manager's Percentage times the Average Total Fund Net Assets exceeding $400 million up to and including $800 million; 0.324% of the amount obtained by multiplying the Portfolio Manager's Percentage times the Average Total Fund Net Assets exceeding $800 million up to and including $1.2 billion; and 0.292% of the amount obtained by multiplying the Portfolio Manager's Percentage times the Average Total Fund Net Assets exceeding $1.2 billion.



         "Portfolio Manager's Percentage" means the percentage obtained by dividing (i) the average of the net asset values of the Fund Account as of the close of the last business day of the New York Stock Exchange in each calendar week during the preceding calendar month, by (ii) the Average Total Fund Net Assets.



         "Average Total Fund Net Assets" means the average of the net asset values of the Fund as a whole as of the close of the last business day of the New York Stock Exchange in each calendar week during the preceding calendar month.


         The fee shall be pro-rated for any month during which this Agreement is in effect for only a portion of the month.

                                                                     LBTCM-PS-99

PROXY                     LIBERTY ALL-STAR EQUITY FUND                     PROXY

    PROXY SOLICITED BY THE BOARD OF TRUSTEES OF LIBERTY ALL-STAR EQUITY FUND

                  PROXY FOR 1999 ANNUAL MEETING OF SHAREHOLDERS

The undersigned, revoking previous proxies, hereby appoints John A. Benning, Richard R. Christensen, Nancy L. Conlin and William R. Parmentier, or any one or more of them, attorneys, with power of substitution, to vote all shares of Liberty All-Star Equity Fund (the "Fund") which the undersigned is entitled to vote at the 1999 Annual Meeting of the Fund to be held in Room AV-1, 3rd Floor, Federal Reserve Plaza, 600 Atlantic Avenue, Boston, Massachusetts on April 21, 1999 at 9:30 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes or acts, then by that one. The undersigned directs said proxy holders to vote as specified upon the proposals shown below, each of which is described in the proxy statement for the Meeting, receipt of which is acknowledged.

SAID PROXIES WILL VOTE THIS PROXY AS DIRECTED, OR IF NO DIRECTION IS INDICATED, FOR THE NOMINEES LISTED IN PROPOSAL 1 UNLESS AUTHORITY TO DO SO IS SPECIFICALLY WITHHELD IN THE MANNER PROVIDED, AND FOR PROPOSALS 2 AND 3, AND WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTERS REFERRED TO IN ITEM 4.


--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE DO NOT FOLD, STAPLE OR MUTILATE CARD.
--------------------------------------------------------------------------------

LIBERTY ALL-STAR EQUITY FUND
RECORD DATE SHARES:


1. ELECTION OF TRUSTEES

   Nominees (Class of 2002):                                     For All Nominees     Withhold        For All Except

                                                                 ----------------     --------        --------------
   John V. Carberry
   James E. Grinnell
                                                                 ----------------     --------        --------------

   NOTE: If you do not wish your shares voted "FOR" one of the nominees, mark the "FOR ALL EXCEPT" box and strike a line through the name of that nominee. Your shares will be voted
   "For" the other nominee.

2. APPROVAL OF PORTFOLIO MANAGEMENT AGREEMENT WITH BOSTON
   PARTNERS ASSET MANAGEMENT, L.P.
                                                                  FOR /  /             AGAINST /  /    ABSTAIN /   /

3. RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS.

                                                                  FOR /  /             AGAINST /  /    ABSTAIN /   /

4. In their discretion, upon such other business as may properly come before the Meeting.



Please sign exactly as your name(s) appear(s) above.                            Date
Corporate proxies should be signed by an authorized officer.
--------------------------------------------------------------------------------------------------------


Shareholder sign here                                                           Co-owner sign here
--------------------------------------------------------------------------------------------------------
